Fair Value and Fair Value Hierarchy of Financial Instruments - Summary of Significant Unobservable Inputs to the Valuation of Financial Instruments Together with a Quantitative Sensitivity Analysis (Detail)
	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Disclosure of significant unobservable inputs used in fair value measurement of equity [line items]
Valuation technique	Valuation multiples
Significant unobservable input	Discount for lack of marketability
Sensitivity of fair value to the input	1% (2019: 1%) increase/decrease in multiple would result in increase/ decrease in fair value by RMB5 million (2019: RMB11 million)
Bottom of range [member]
Disclosure of significant unobservable inputs used in fair value measurement of equity [line items]
Range	20.00%	20.00%
Top of range [member]
Disclosure of significant unobservable inputs used in fair value measurement of equity [line items]
Range	35.00%	35.00%